SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Wells Fargo Advantage Small Company Growth Fund (the “Fund”)

Effective immediately, all references to Robert B. Mersky, CFA in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

March 2, 2015                                                                                                             EGAM035/P903SP